UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2020 (July 28, 2020)

QUINTANA ENERGY SERVICES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38383	82-1221944
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 Louisiana Street, Suite 2900 Houston, Texas 77002
(Address of Principal Executive Offices)

 (832) 518-4094

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	QES	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 28, 2020, Quintana Energy Services Inc., a Delaware corporation (“QES” or the “Company”), completed the previously announced merger contemplated by that certain Agreement and Plan of Merger, dated as of May 3, 2020 (the “Merger Agreement”), by and among KLX Energy Services Holdings, Inc. (“KLXE”), Krypton Intermediate, LLC, an indirect wholly owned subsidiary of KLXE, Krypton Merger Sub, Inc., an indirect wholly owned subsidiary of KLXE (“Merger Sub”), and QES. Pursuant to the Merger Agreement, Merger Sub merged with and into QES (the “Merger”), with QES surviving the Merger as a wholly owned subsidiary of KLXE.

In accordance with the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each issued and outstanding share of QES common stock, par value $0.01 per share (the “QES Common Stock”), was automatically converted into the right to receive 0.0969 shares (the “Exchange Ratio”) of KLXE common stock, par value $0.01 per share (the “KLXE Common Stock”), which Exchange Ratio reflects adjustment for a reverse stock split of the KLXE Common Stock at a ratio of 1-for-5 effected immediately prior to the consummation of the Merger. No fractional shares of KLXE Common Stock have been or will be issued in the Merger, and holders of QES Common Stock have received or will receive cash in lieu of any fractional shares of KLXE Common Stock.

In addition, in accordance with the Merger Agreement, at the Effective Time, QES restricted stock units held by employees were automatically converted into corresponding restricted stock units with respect to shares of KLXE Common Stock (the “Converted Awards”) based on the Exchange Ratio, with performance criteria deemed satisfied based on achievement levels set forth in the Merger Agreement. Following the Effective Time, the Converted Awards will otherwise continue to be governed by the same terms and conditions as applicable to such awards prior to the Effective Time, including with respect to service-based vesting. QES phantom units and non-employee director restricted stock units vested at the Effective Time in accordance with the terms of the underlying award agreements and were cancelled in exchange for shares of KLXE Common Stock based on the Exchange Ratio.

The KLXE Common Stock issued in connection with the Merger was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to KLXE’s registration statement on Form S-4 (File No. 333-238870), initially filed with the Securities and Exchange Commission (the “SEC”) on June 2, 2020, and declared effective by the SEC on June 29, 2020.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Form 8-K”) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to QES’s Current Report on Form 8-K filed with the SEC on May 4, 2020 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, trading in shares of QES Common Stock on the New York Stock Exchange (the “NYSE”) was halted prior to the opening of trading on July 28, 2020. QES has requested that the NYSE file a notification of removal from listing and registration on Form 25 with the SEC to delist and deregister the QES Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). QES intends to file with the SEC a certification on Form 15 requesting the termination of registration of the QES Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Merger, at the Effective Time, each share of QES Common Stock was converted into the right to receive 0.0969 shares of KLXE Common Stock. The information set forth under Items 2.01 and 3.01 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By virtue of the Merger, all of the directors of QES ceased to be directors on the board of directors of QES and any and all committees thereof, effective as of the Effective Time. Pursuant to the terms of the Merger Agreement, the directors of Merger Sub became the directors of QES upon completion of the Merger. Immediately following the Effective Time, Christopher J. Baker, Keefer M. Lehner and Max L. Bouthillette were appointed to QES’s board of directors. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

By virtue of the Merger, all of the officers of QES ceased to hold their respective positions with the Company, effective as of the Effective Time. Pursuant to the terms of the Merger Agreement, the officers of Merger Sub became the officers of QES upon completion of the Merger. Immediately following the Effective Time, Christopher J. Baker, Keefer M. Lehner, Max L. Bouthillette and Geoffrey C. Stanford were appointed as officers of QES. These actions were not a result of any disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In accordance with the terms of the Merger Agreement, at the Effective Time, the certificate of incorporation of QES was amended and restated in its entirety to be in the form of the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time. The Second Amended and Restated Certificate of Incorporation of QES is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

In accordance with the terms of the Merger Agreement, at the Effective Time, the bylaws of QES were amended and restated in their entirety to be in the form of the bylaws of Merger Sub as in effect immediately prior to the Effective Time. The Second Amended and Restated Bylaws of QES are filed as Exhibit 3.2 to this Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

On July 28, 2020, QES and KLXE issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Second Amended and Restated Certificate of Incorporation of Quintana Energy Services Inc.

3.2	Second Amended and Restated Bylaws of Quintana Energy Services Inc.

99.1	Joint Press Release, dated July 28, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUINTANA ENERGY SERVICES INC.

July 28, 2020	By:	/s/ Christopher J. Baker
	Name:	Christopher J. Baker
	Title:	Chief Executive Officer, President and Director